Exhibit 99.1

November 2015 Investor Presentation

Safe Harbor Statement 2 This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of the Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

The CTS Story

CTS CORPORATION



1896 – Chicago Telephone Supply Company established (later to become CTS)



1902 – In need of more space, the Company moved to Elkhart, Indiana, about 100 miles east of Chicago



1922 – Evolved from a manufacturer of finished products (telephones and switchboards) to a major supplier of radio receiver components



1950 – When television fever hit America, the Company applied its radio technology to the new television market



1962 – Listed on the "Big Board" at the New York Stock Exchange


CTS KNIGHTS, INC.

1964 – Acquired James Knight & Co. Became major supplier of quartz crystal producing oscillation in frequency control devices



1967 – Established plants in Taiwan, Mexico to increase cost efficiency, penetrate international markets



1980's – Automotive emissions control requirements pushed CTS into custom under-the-hood and chassis position sensor business



1999 – Purchased Component Products Division (CPD) of Motorola, including RF Filter and Piezoelectric technology. Entered emerging cell phone handset and base station market,

2012 – Acquired D&R Technology. Expanded strategic automotive sensor product platform with new customers and a broader product portfolio



2013 – Sold EMS business as part of its strategy to simplify, focus and drive profitable growth

2015 – Acquired Filter Sensing Technologies. Innovative sensing technology with potential to become a sensing platform

CTS Corporation – More than 100 years of innovation

Simplify, Focus and Drive Profitable Growth.

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Global Supplier of Sensors, Actuators and Electronic Components CTS Today Sales by Market Sales by Region Sales by Market and Geographic Regions 4 Transportation 67% Communications 3% Note: Based on trailing twelve months sales (Q4 2014 through Q3 2015). Americas 54% Europe 13% Asia 33% Computer/ Other 9% Medical 3% Defense/ Aerospace 4% Industrial 14%

Drive Profitable Growth Simplify Focus Strategic Focus 1 2 3 5 This image cannot currently be displayed.

1 SIMPLIFY – Improving Cost Structure

CTS CORPORATION

- Grow manufacturing in best cost locations – ~50% in 2013 to >80% by 2017 – ~65% in 2014
- Shift SG&A spend – Increase Sales & Marketing, Optimize G&A
  - Improve presence in Europe and Asia
  - Increase customer intimacy
  - Lean corporate office
  - G&A best cost optimization
- Continue to fund R&D for growth
  - Closer to customer
  - Best cost optimization

North America



Farmington Hills
Albuquerque
Canada
Nogales
Hopkinton
Elkhart (HQ)
Juarez
Lisle
Matamoros
Manufacturing
Sales Office

Europe



Glasgow
Ostrava
Germany

Asia



Japan
Tianjin
Taiwan
Zhongshan
Delhi
Singapore

Simplify, Focus and Drive Profitable Growth.

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Providing innovative and customized solutions for our customers’ most challenging needs Highly Responsive and Flexible to Customers’ Individual Requirements Established Brand with Strong Reputation for Quality and Reliability Market-Driven New Product Development Enabled by Innovative Technologies + + 2 FOCUS – Competitive Strengths REPUTATION INNOVATION RESPONSIVE 7

2 FOCUS 8 MOVE SENSE CONNECT

Move Sense Connect 2 FOCUS – Diversified Portfolio – Sense Connect Move 9 Air Grill Shutter Actuator Smart Actuator Micro Actuators Inkjet Torque Motor Actuator EMI/RFI Filters Timing Components Switches & Resistors Sensors Accelerator Pedals RF Filters HDD

2 FOCUS – Broad Customer Base 10 New European OEM Medical Light Vehicle Industrial, Defense Communications Industrial, Computer Distribution Light & Commercial Vehicle Computer Industrial Move Sense Connect

DRIVE PROFITABLE GROWTH – New Business Awards 3 11 ($ millions) $299 $484 $455 2012 2013 2014 2015 2Q - 4Q 3Q YTD Not Reported 1Q Not Reported New Customers in 2015:

3 DRIVE PROFITABLE GROWTH – New Business Awards

CTS CORPORATION

Targeted End Markets

Light Vehicles	30-50%
Industrial	20-30%
Medical	10-20%
Commercial Vehicles	10-20%
Comm./IT	10-20%
Aviation/Defense	5-15%



LV/CV
DA
M
O
C
I
EMS Divestiture
Front End Refocus
SIMPLIFY
FOCUS
M
AD
IT/O
C
I
LV/CV
New Customers
Regional Expansion
Organic Projects
M&A
DRIVE PROFITABLE GROWTH
AD
C/IT
CV
M
I
LV
Organic Growth
Innovation
M&A
Legend:
AD: Aviation/Defense
C: Communications
CV: Commercial Vehicles
I: Industrial
IT: Information Technology
LV: Light Vehicles
M: Medical
O: Others

Simplify, Focus and Drive Profitable Growth.

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3 DRIVE PROFITABLE GROWTH – Organic Growth Increase Europe, Asia presence Sales & Marketing, R&D closer to customers Create Partnerships with custom engineering Utilize CTS Brand Strength New Products Improve Customer Intimacy Leveraging Competitive Strengths REPUTATION INNOVATION RESPONSIVE Leverage reputation to aggressively engage new customer opportunities Target new customers in existing and adjacent markets Rebranding initiative underway Evaluate new products and alternate technologies for growth Focus R&D on next gen products – get ahead of legislative and consumer trends Continue to grow share through vertical integration 13

3 DRIVE PROFITABLE GROWTH – Organic Growth

CTS CORPORATION

SENSE

Develop next generation sensor products

Expanded pedal applications

Expanded switch and control product line

Expanded piezo-ceramic applications and new technologies:

- Naval sonar buoys
- Naval hydrophones
- Miniature medical ultrasound

CONNECT

Low power OCXO

RF monoblock modules and ClearPlex Waveguide technology for telecom and military markets

Broaden portfolio of distribution products

MOVE

Leverage current competencies to develop mechatronic modules

Expanded piezo-ceramic applications and new technologies:

- Naval sonar buoys
- Industrial ultrasonic welding

New products, new applications, new customers

Simplify, Focus and Drive Profitable Growth.

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DRIVE PROFITABLE GROWTH – Accelerate Through Targeted Acquisitions 3 Enhance Product Portfolio Broaden Geographic Reach Disciplined approach to acquisitions Returns in excess of cost of capital Accretive to earnings Maintain balance sheet strength Synergy opportunities Strengthen Customer Relationships M&A Building Blocks 15

3 DRIVE PROFITABLE GROWTH – Filter Sensing Technologies (FST) Acquisition

CTS CORPORATION

FST Overview

- Start-up founded by two MIT Ph. D. graduates located in the Boston area
- Innovative sensing technology that uses a low power RF signal to measure soot and ash loading on Diesel Particulate Filters (DPF) or Gasoline Particulate Filters (GPF)
- Suitable for aftertreatment systems in Passenger or Commercial Vehicles, diesel or gasoline.

Acquisition Rationale

- Disruptive sensing technology with potential to become a sensing platform
- Entry point into aftertreatment applications in Transportation applications
- Potential applications outside transportation
- Leverages CTS core capabilities

RF Sensing – DPF/GPF Benefits

- Highly accurate direct measurement of both soot and ash in DPF/GPF
- Optimize DPF/GPF to improve efficiency and reduce ash maintenance
- Reduce fuel consumption by optimizing particulate filter regeneration
- Enable aftertreatment system cost reduction
- Potential to integrate on-board diagnostics function while providing significant value add
- Extended filter component life and reduce warranty claims


RF-DPF

Simplify, Focus and Drive Profitable Growth.

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Disciplined capital deployment strategy DRIVE PROFITABLE GROWTH – Target Capital Deployment 3 Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders Dividends & Buybacks ~4% of Sales 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow 17 Growth Acquisitions Investment

Annual Financial Performance Trend Sales Adjusted Earnings Per Share $405 $390 $1.05 $0.95 -2% to +8% ($ in millions) 18 Note1: Sales are from continuing operations Adjusted EPS is as reported -3% to 0% Note2: 2015E represents guidance provided on October 27, 2015 $280 $305 $409 $404 2011 2012 2013 2014 2015E $0.67 $0.64 $0.82 $0.97 2011 2012 2013 2014 2015E

Free Cash Flow Note: Free Cash Flow defined as net cash provided by operations less capital expenditures 2014 Free Cash Flow impacted by one-time cash outflows such as CEO transition costs & restructuring-related expenses Pre-Recession Average $20-25M Recession-Recovery Average $18M Normalized $20-30M Utilized for organic growth, acquisitions, dividend and buybacks 19 $22 $40 $6 $9 $28 $24 $19 2004-2008 2009 2010 2011 2012 2013 2014

Strong Balance Sheet and Conservative Capital Structure 20 Total Debt to Capitalization ($M) Net Debt $44 $(49) $(60) Current Capital Structure ($200M Facility) Debt Cash Valpey Acq. Singapore Facility Sale $(60) ($ Millions) D&R Acq. Capital Structure Equity 77% Bank Debt 23% $110 $124 $135 $151 $154 $75 $75 $91 2012 2013 2014 Q3 2015

Strategic Focus 21 Drive Profitable Growth Simplify Focus 1 2 3 Exited EMS business Improved cost structure Right-sizing global footprint Renewed approach and reenergized culture Sharpening focus on core strengths Sense Connect Move Meeting the evolving needs of customers Refreshing brand and communication approach Continued market driven new product innovation Investing in global sales and marketing capabilities Enhancing capabilities in new geographies Investing in R&D Evaluation of value-enhancing external opportunities

Appendix

Financial Summary Note 1: Adjusted data excludes restructuring and related charges, certain asset impairments, income tax and other adjustments. Note 2: All figures are from continuing operations except for Adjusted EPS (As Reported), Free Cash Flow, Total Debt / Capitalization and Controllable Working Capital - % of Sales 23 ($ Millions, except percentages and adjusted EPS) 2014 2013 2012 2011 Net Sales $404.0 $409.5 $304.5 $279.9 Adjusted Operating Earnings $50.2 $33.6 $13.2 $15.7 Adjusted Operating Earnings % of Sales 12.4% 8.2% 4.3% 5.6% Adjusted Net Earnings $33.2 $25.5 $12.1 $13.4 Adjusted Net Earnings % of Sales 8.2% 6.2% 4.0% 4.8% Adjusted Diluted EPS (As Reported) $0.97 $0.82 $0.64 $0.67 Free Cash Flow $19.5 $23.6 $27.6 $8.7 Total Debt / Capitalization 20.6% 20.2% 36.4% 22.0% Depreciation and Amortization $17.0 $17.3 $13.5 $12.1 Adjusted EBITDA $66.5 $54.5 $28.7 $29.5 Adjusted EBITDA % of Sales 16.5% 13.3% 9.4% 10.5% Controllable Working Capital - % of Sales 10.3% 11.7% 16.8% 17.4% Capex $12.9 $12.4 $8.0 $12.1 Capex - % of Sales 3.2% 3.0% 2.6% 4.3% Q3 YTD 2015 $289.0 $37.4 12.9% $24.7 8.5% $0.74 $17.5 23.4% $12.0 $47.0 16.3% 12.9% $6.6 2.3%

CTS Competitors

Pedals	Bosch, Denso, Hella, KSR
Sensors	Alps, Bourns, Bosch, Continental, Delphi, Sensata, Stoneridge, TT (AB), Tyco Electronics (TE)
Mechatronics	Borg Warner, Continental, Delphi, Denso, Johnson Electric, Minebea, Mitsuba, Mitsubishi Electric, Valeo
Frequency Products	Epson, Mtron, NDK, Rakon, Si Labs, Tai Tien, TEW, Vectron
Piezo Electronics	Channel Industries, Exelis, Morgan, Murata, NGK/Sumitomo, TDK
Ceramic Filters	Partron, Shangshin Elecom, UBE
EMI/RFI Filters	API Technologies, AVX, Corry Micronics, Ferroperm, Spectrum Conrols, Stelco
Resistor Networks	BI Tech, Bourns, KOA
Electrocomponents *(Potentiometers, DIP/Rotary switches, Encoders)*	Alps, BI Tech, Bourns, C&K, Diptronics, ECE, Elma, Grayhill, Tocos

Simplify, Focus and Drive Profitable Growth.

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Responsive Play to Win Solutions Oriented CTS CORE VALUES 1 SIMPLIFY – Renewed Approach Simplicity 25 Integrity Respect Self Confidence